FOURTH AMENDMENT
                                OF
                 MORTGAGE AND SECURITY AGREEMENT


          FOURTH AMENDMENT OF MORTGAGE AND SECURITY AGREEMENT (this "Amendment"), dated as of May 6, 1996, by and among E & B
       ---------
MARINE SUPPLY, INC., a New Jersey corporation ("Mortgagor"), and UNITED JERSEY BANK (successor in interest to United Jersey Bank/Central, N.A.) (the "Bank") and UJB LEASING CORPORATION
                          ----
(together with the Bank, "Mortgagee").
                          ---------

                       W I T N E S S E T H:
                       - - - - - - - - - -
          A. Pursuant to the Mortgage and Security Agreement dated as of June 6, 1994 executed by Mortgagor in favor of Mortgagee and recorded on June 16, 1994 in the Middlesex County Clerk's Office in Book 4743, Page 107, as amended by the First Amendment of Mortgage and Security Agreement dated as of October 4, 1994 and recorded on September 20, 1995 in the Middlesex County Clerk's Office in Book 4958, Page 736, the Second Amendment of Mortgage and Security Agreement dated as of March 8, 1995 and recorded on March 11, 1996 in the Middlesex County Clerk's Office in Book 5046, Page 377 and the Third Amendment of Mortgage and Security Agreement dated as of December 22, 1995 and recorded on March 11, 1996 in the Middlesex County Clerk's Office in Book 5046, Page 382 (as further amended, supplemented or otherwise modified from time to time, the "Mortgage"), Mortgagor
                                           --------
granted to Mortgagee a lien on the Mortgaged Property (as defined in the Mortgage), all upon the terms and conditions set forth therein;

          B. Pursuant to the Sixth Amendment of Credit Agreement, dated as of even date herewith, by and among Mortgagor, certain affiliates of Mortgagor (together with Mortgagor, the "Companies") and the Bank (the "Loan Amendment"),
                ---------                      --------------
the Bank has agreed to amend a certain Credit Agreement dated as of June 6, 1994, as amended through the date hereof, by and among the Companies and the Bank (together with the Sixth Amendment, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") to, among other things,
                   ----------------
increase the maximum permitted aggregate principal amount of the revolving credit loans at any one time outstanding under the Credit Agreement; and

          C. It is a condition precedent to the obligation of the Bank to enter into the Loan Amendment that Mortgagor shall have executed and delivered to Mortgagee this Amendment.

          NOW, THEREFORE, Mortgagor and Mortgagee agree as follows:

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     1.   Capitalized terms used in this Amendment shall have the
same meanings given them in the Mortgage, unless otherwise defined herein.

     2. Subsection 1(b) of the Mortgage is hereby amended to delete "TWENTY-THREE MILLION FIVE HUNDRED THOUSAND and 00/100
DOLLARS ($23,500,000)" from the seventh and eighth lines of such subsection and to insert in lieu thereof the following: "TWENTY-SEVEN MILLION and 00/100 DOLLARS ($27,000,000)"

     3. The term "Obligations", as defined in subsection 1(b) of the Mortgage, shall, without limiting the generality thereof, be deemed to include all "Loans" (as defined in the Credit
Agreement), including, without limitation, the revolving credit loans as increased pursuant to the Loan Agreement.

     4. Except as amended hereby, the Mortgage shall remain in full force and effect without further amendment or waiver.

     5. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the principles of conflicts of law. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, but all of which together shall constitute one instrument.

     MORTGAGOR HEREBY DECLARES AND ACKNOWLEDGES THAT MORTGAGOR
HAS RECEIVED, WITHOUT CHARGE, A TRUE COPY OF THIS AMENDMENT.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


ATTEST:                       E & B MARINE SUPPLY, INC., a
                                 New Jersey corporation


/s/Robert G. Defonte       By:/s/Walfrido A. Martinez
- --------------------          -----------------------
           Secretary       Name:    Walfrido A. Martinez
                           Title:   Vice President and Chief
                                    Financial Officer


ATTEST:                       UNITED JERSEY BANK


                             By:/s/Robert Williams
- --------------------            -----------------------
                              Name:     Robert Williams
                              Title:    Vice President


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ATTEST:                       UJB LEASING CORPORATION


                              By:
- ---------------------            ---------------------
                              Name:     Peter C. Platt
                              Title:    President

STATE OF New Jersey    )
                       )    ss.
COUNTY OF Monmouth     )


     I CERTIFY that on May 6 , 1996,  Robert Defonte
                                      ----------------------
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

     (a)  this person is the Secretary of E & B MARINE SUPPLY,
          INC., a New Jersey corporation, the corporation named in this document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Walfrido A. Martinez, the Vice President and Chief
          Financial Officer of the corporation;

     (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors;
          and

     (d) this person signed this proof to attest to the truth of these facts.


                                       Robert G. Defonte
                                       ----------------------
                                                  , Secretary


Sworn and subscribed to
before me this   6   day of
May, 1996.


         Judy . Rapp
- ----------------------------
               Notary Public

STATE OF            )
                    )    ss.
COUNTY OF           )


     I CERTIFY that on May   , 1996,
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

     (a)  this person is the Assistant Cashier of UNITED JERSEY
          BANK, the corporation named in this document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Bonnie Gershon, the Vice President of the corporation;

     (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors; and

     (d) this person signed this proof to attest to the truth of these facts.




                                                     , Secretary


Sworn and subscribed to
before me this      day of
May, 1996.



               Notary Public

STATE OF            )
                    )    ss.
COUNTY OF           )


     I CERTIFY that on May   , 1996,
personally came before me, and this person acknowledged under oath, to my satisfaction, that:

     (a)  this person is the Secretary of UJB LEASING
          CORPORATION, the corporation named in this document;

     (b) this person is the attesting witness to the signing of this document by the proper corporate officer who is Peter C. Platt, the President of the corporation;

     (c) the document was signed and delivered by the corporation as its voluntary act, duly authorized by a proper resolution of its Board of Directors; and

     (d) this person signed this proof to attest to the truth of these facts.




                                                     , Secretary


Sworn and subscribed to
before me this      day of
May, 1996.



               Notary Public

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